Exhibit 10.26

OMNIBUS AMENDMENT NO. 1

This Omnibus Amendment No. 1 (the “Amendment”), dated as of October 13, 2005, among NEW CENTURY FUNDING I, a Delaware statutory trust, NEW CENTURY MORTGAGE CORPORATION, a California corporation, NC RESIDUAL II CORPORATION, a Delaware corporation, NEW CENTURY FINANCIAL CORPORATION, a Maryland corporation, NC CAPITAL CORPORATION, a California corporation, HOME123 CORPORATION, a California corporation, NEW CENTURY CREDIT CORPORATION, a California corporation, DEUTSCHE BANK NATIONAL TRUST COMPANY, as custodian and disbursement agent, and solely with respect to the Custodial Agreement and UBS REAL ESTATE SECURITIES INC., a Delaware corporation, amends the following agreements (the “Amended Agreements”):

(A) COMMITTED NOTE PURCHASE AND SECURITY AGREEMENT, dated as of May 10, 2002, among New Century Funding I, (the “Note Issuer”), UBS Real Estate Securities Inc. (“UBS”, f/k/a UBS Warburg Real Estate Securities Inc.), as purchaser of Notes issued thereunder from time to time (UBS, in that capacity, and each other entity that from time to time may be a Purchaser as provided therein, each a “Purchaser”), each Person that from time to time holds any of the Notes issued thereunder (each a “Noteholder”) and UBS Real Estate Securities Inc., as agent for the Purchasers and the Noteholders (in that capacity, the “Agent”), as previously amended (as amended, the “Note Purchase Agreement”);

(B) LOAN PURCHASE AGREEMENT, dated as of May 10, 2002, among New Century Mortgage Corporation (“NCMC”), NC Residual II Corporation (“NC Residual”), New Century Financial Corporation, (“New Century Financial”), NC Capital Corporation (“NCCC”) and the Note Issuer, as previously amended (as amended, the “Loan Purchase Agreement”);

(C) CUSTODIAL AGREEMENT, dated as of May 10, 2002, by and among NCMC, the Note Issuer, the Agent, Deutsche Bank National Trust Company, as custodian for the Agent (in such capacity, the “Custodian”) and Deutsche Bank National Trust Company, as disbursement agent for the Agent pursuant to the Custodial Agreement (in such capacity, the “Disbursement Agent”) (the “Custodial Agreement”); and

(D) PRICING SIDE LETTER, dated as of May 14, 2004, from NCMC, NC Residual, New Century Financial, NCCC and the Note Issuer, and acknowledged and agreed to by the Agent, as previously amended (as amended, the “Pricing Side Letter”).

This Amendment shall constitute Amendment No. 8 to the Note Purchase Agreement, Amendment No. 5 to the Loan Purchase Agreement, Amendment No. 1 to the Custodial Agreement and Amendment No. 4 to the Pricing Side Letter.

A. Amendments to the Note Purchase Agreement

1.	The defined term “Seller” in the Note Purchase Agreement is hereby amended to read as follows:

“‘Seller’ shall mean each of New Century Mortgage Corporation, NC Residual II Corporation, Home123 Corporation and New Century Credit Corporation, individually, and ‘Sellers’ shall mean New Century Mortgage Corporation, NC Residual II Corporation, Home123 Corporation and New Century Credit Corporation, collectively.”

2.	The defined term “New Century Parties” in the Note Purchase Agreement is hereby amended to read as follows:

“‘New Century Parties’ shall mean, collectively, New Century Financial Corporation, New Century Mortgage Corporation, NC Residual II Corporation, Home123 Corporation and New Century Credit Corporation.”

B. Amendments to the Loan Purchase Agreement

1.	Home123 Corporation, a California corporation, and New Century Credit Corporation, a California corporation, are hereby added as parties to the Loan Purchase Agreement and to this Amendment as additional sellers (together with NCMC and NC Residual, jointly and severally, the “Sellers”).

2.	All references to “UBS Warburg Real Estate Securities Inc.” in the Loan Purchase Agreement shall be to “UBS Real Estate Securities Inc.”

3.	Section 4.01(i) of the Loan Purchase Agreement is hereby deleted and replaced in its entirety with the following:

“Maintenance of Tangible Net Worth. New Century Financial shall at all times during each fiscal year maintain Tangible Net Worth of not less than the sum of (x) $750,000,000 and (y) fifty percent (50%) of all increases in shareholders’ equity in New Century Financial attributable to issuances of common stock and preferred equity since October 1, 2004; provided, however, that in the event a redemption, repurchase, repayment or other retirement of such preferred equity results in a decrease in shareholders’ equity, then any increase in shareholders’ equity resulting from the issuance of such preferred equity shall be offset by the amount of such decrease for the purpose of calculating the Tangible Net Worth requirement.”

C. Amendments to the Custodial Agreement

1.

Home123 Corporation, a California corporation, New Century Credit Corporation, a California corporation, and NC Residual are hereby added as parties to the Custodial Agreement and to this Amendment as additional sellers (together with NCMC, jointly and severally, the “Sellers”). All references in the Custodial Agreement to “the Seller”

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in the singular shall be to the Sellers in the plural or to “the related Seller,” as appropriate.

2.	All references to “UBS Warburg Real Estate Securities Inc.” in the Custodial Agreement shall be to “UBS Real Estate Securities Inc.”

D. Amendment to the Pricing Side Letter

1.	Home123 Corporation, a California corporation, and New Century Credit Corporation, a California corporation, are hereby added as parties to the Pricing Side Letter and to this Amendment as additional sellers (together with NCMC and NC Residual, jointly and severally, the “Sellers”). All references in the Pricing Side Letter to “the Seller” in the singular shall be to the Sellers in the plural or to “the related Seller,” as appropriate.

E. General Provisions

1.	Governing Law. This Amendment, in all respects, shall be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance, without regard to principles of conflicts of law.

2.	Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute but one and the same instrument.

3.	Merger and Integration. Upon execution of this Amendment by the parties hereto, this Amendment shall be incorporated into and merged together with the Amended Agreements. Except as provided herein, all provisions, terms and conditions of the Amended Agreements shall remain in full force and effect and the Amended Agreements as hereby amended are further ratified and reconfirmed in all respects.

4.	Capitalized Terms. Capitalized terms used herein and not defined herein have their respective meanings as set forth in the Amended Agreements.

5.	Representations and Warranties. To induce the Agent to enter into this Amendment, the Note Issuer hereby represents and warrants to the Agent that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Note Purchase Agreement and the other Amended Agreements will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

6.	No Other Amendments. Except and to the extent expressly amended herein, the Amended Agreements shall remain in full force and effect, without any waiver, or additional amendment or modification of any other provision thereof.

7.

Expenses. The Note Issuer hereby agrees to cause the Administrator to pay and reimburse the Agent for all of the reasonable out-of pocket costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this

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Amendment, including, without limitation, the reasonable fees and disbursements of Dewey Ballantine LLP, counsel to the Agent.

8.	Voting Rights. For the convenience of cross-referencing, reference is hereby made to that certain direction letter of even date herewith (the “Direction Letter”) wherein NCMC, as the Administrator of the Trust under the Administration Agreement and the Depositor under the Trust Agreement, (a) directs Wilmington Trust Company to take all such action with respect to the Trust as is consistent with the terms and conditions of each of the Pricing Side Letter and the Trust Agreement and (b) thereby represents and warrants that (i) it is the holder of the majority of Voting Rights (as defined in the Trust Agreement) and (ii) the actions to be taken by Wilmington Trust Company pursuant to the Direction Letter and hereunder are authorized by, and do not conflict with, the Amended Agreements.

9.	Liability. It is expressly understood and agreed by the parties that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding the Trust with respect thereto, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressly or impliedly contained herein, and the right to claim any and all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust hereunder or under any other related documents. Nothing expressed or implied in the preceding sentence, however, shall alter the terms and conditions of Section 5.1 of the Trust Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date specified above.

NOTE ISSUER

NEW CENTURY FUNDING I

By:	Wilmington Trust Company not in its individual capacity, but solely as Owner Trustee

By:	/s/ Michele C. Harra
	Name:	Michele C. Harra
	Title:	Financial Services Officer

Address for Notices:

New Century Funding I
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration
Telecopier No: (302) 636-4140
Telephone No: (302) 651-1000

With a copy to:

New Century Funding I
c/o New Century Mortgage Corporation
18400 Von Karman, Suite 1000
Irvine, California 92612
Attention: Kevin J. Dwyer, Esq.
Telecopier No: (949) 440-7033
Telephone No: (949) 225-7808

SELLERS

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ Patrick Flanagan
	Name:	Patrick Flanagan
	Title:	President

Address for Notices:

18400 Von Karman, Suite 1000 Irvine, California 92612
Attention:	Kevin J. Dwyer, Esq.

Telecopier No:	(949) 440-7033
Telephone No:	(949) 225-7808

NC RESIDUAL II CORPORATION

By:	/s/ Patrick Flanagan
	Name:	Patrick Flanagan
	Title:	President

Address for Notices:

18400 Von Karman, Suite 1000 Irvine, California 92612
Attention:	Kevin J. Dwyer, Esq.

Telecopier No:	(949) 440-7033
Telephone No:	(949) 225-7808

HOME123 CORPORATION

By:	/s/ Patrick Flanagan
	Name:	Patrick Flanagan
	Title:	Chief Executive Officer

Address for Notices:

18400 Von Karman, Suite 1000 Irvine, California 92612
Attention:	Kevin J. Dwyer, Esq.

Telecopier No:	(949) 440-7033
Telephone No:	(949) 225-7808

SELLERS

NEW CENTURY CREDIT CORPORATION

By:	/s/ Patrick Flanagan
	Name:	Patrick Flanagan
	Title:	President

Address for Notices:

18400 Von Karman, Suite 1000 Irvine, California 92612
Attention:	Kevin J. Dwyer, Esq.

Telecopier No:	(949) 440-7033
Telephone No:	(949) 225-7808

NEW CENTURY PARTIES

NC CAPITAL CORPORATION

By:	/s/ Patrick Flanagan
	Name:	Patrick Flanagan
	Title:	Chief Executive Officer

Address for Notices:

18400 Von Karman, Suite 1000 Irvine, California 92612
Attention:	Kevin J. Dwyer, Esq.

Telecopier No:	(949) 440-7033
Telephone No:	(949) 225-7808

NEW CENTURY FINANCIAL CORPORATION

By:	/s/ Patrick Flanagan
	Name:	Patrick Flanagan
	Title:	Executive Vice President

Address for Notices:

18400 Von Karman, Suite 1000 Irvine, California 92612
Attention:	Kevin J. Dwyer, Esq.

Telecopier No:	(949) 440-7033
Telephone No:	(949) 225-7808

CUSTODIAN

Solely as to Section C hereof:

DEUTSCHE BANK NATIONAL TRUST COMPANY

By:	/s/ Kellie Rodriguez
	Name:	Kellie Rodriguez
	Title:	Assistant Vice President

Address for Notices:

1761 East St. Andrew Place Santa Ana, California 92705
Attention:	Mortgage Custody-NC023C

Telecopier No.:	714-247-6058
Telephone No:	714-247-6000

DISBURSEMENT AGENT

Solely as to Section C hereof:

DEUTSCHE BANK NATIONAL TRUST COMPANY

By:	/s/ Tsutomu Yoshida
	Name:	Tsutomu Yoshida
	Title:	Assistant Vice President

Address for Notices:

1761 East St. Andrew Place Santa Ana, California 92705
Attention:	Mortgage Custody-NC023C

Telecopier No.:	714-247-6058
Telephone No:	714-247-6000

AGENT

UBS REAL ESTATE SECURITIES INC.

By:	/s/ Robert Carpenter
	Name:	Robert Carpenter
	Title:	Executive Director

By:	/s/ George A. Mangiaracina
	Name:	George A. Mangiaracina
	Title:	Managing Director

Address for Notices:

1285 Avenue of the Americas New York, New York 10019
Attention:	Robert Carpenter
George A. Mangiaracina

Telecopier No:	(212) 713-9597
Telephone No:	(212) 713-2000

PURCHASER

UBS REAL ESTATE SECURITIES INC.

By:	/s/ Robert Carpenter
	Name:	Robert Carpenter
	Title:	Executive Director

By:	/s/ George A. Mangiaracina
	Name:	George A. Mangiaracina
	Title:	Managing Director

Address for Notices:

1285 Avenue of the Americas New York, New York 10019
Attention:	Robert Carpenter
George A. Mangiaracina

Telecopier No:	(212) 713-9597
Telephone No:	(212) 713-2000